Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 dated as of August 3, 2012 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 25, 2007, as amended and restated as of November 5, 2010, and February 2, 2012 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the lenders party thereto (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

PRELIMINARY STATEMENT

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower, Parent and the Required Lenders desire that certain provisions of the Credit Agreement be amended as provided herein.

C. Parent, the Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, Parent and the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Credit Agreement and provided security therefor.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Alternative Incremental Facility Indebtedness” shall mean any Indebtedness which (a) is in the form of one or more series of senior secured notes or senior unsecured notes or senior secured bridge loans or senior unsecured bridge loans, (b) is issued, incurred, created, assumed or guaranteed by any Loan Party, (c) is not an obligation of, or otherwise Guaranteed by, any

Subsidiary of Parent that is not a Loan Party, (d) to the extent the same is secured, is not secured by any Lien on any asset of Parent, the Borrower or any Subsidiary other than any asset constituting Collateral, (e) to the extent the same is secured, is subject to a Pari Passu Intercreditor Agreement, (f) matures on or after, and requires no scheduled payments of principal prior to, the Latest Term Loan Maturity Date in effect at the time such Indebtedness is incurred (which, in the case of bridge loans, shall be determined by reference to the loans or notes into which such bridge loans are converted at maturity) (other than pursuant to customary offers to purchase upon a change of control, payments required to prevent any such Indebtedness from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Code, asset sale or event of loss and customary acceleration rights after an event of default) and (g) contains no financial maintenance covenants.

“Amendment Effective Date” shall mean August 3, 2012.

“Declined Specified Net Cash Proceeds” shall have the meaning assigned to such term in Section 2.12(d).

“Increasing Revolving Credit Lender” shall have the meaning assigned to such term in Section 2.26(a).

“Latest Term Loan Maturity Date” shall mean, at any date of determination, the latest maturity date applicable to any Term Loans or Term Loan Commitment hereunder at such time.

“Notice of Increase” shall have the meaning assigned to such term in Section 2.26(a).

“Other Senior Secured Debt” shall mean Pari Passu Debt and Alternative Incremental Facility Indebtedness, in each case secured by Liens on the Collateral having the same priority as the Liens securing the Obligations.

“Residual Specified Net Cash Proceeds” shall have the meaning assigned to such term in Section 2.12(d).

“Revolving Accession Agreement” shall have the meaning assigned to such term in Section 2.26(a).

“Revolving Credit Commitment Increase” shall have the meaning assigned to such term in Section 2.26(a).

“Revolving Credit Commitment Increase Amendment” shall have the meaning assigned to such term in Section 2.26(a).

“Specified Net Cash Proceeds” shall mean (a) all Net Cash Proceeds from the issuance or incurrence of Alternative Incremental Facility Indebtedness, (b) all Net Cash Proceeds from the incurrence of Other Term A Loans after the Amendment Effective Date, (c) all Net Cash Proceeds from the issuance or incurrence of Indebtedness pursuant to Section 6.01(u); provided that no such Net Cash Proceeds shall constitute Specified Net Cash Proceeds until the aggregate principal amount of Indebtedness issued or incurred pursuant to Section 6.01(u) the Net Cash Proceeds of which are used or proposed to be used to prepay Non-Extended Funded Term Loans pursuant to Section 2.12 shall exceed $400,000,000 and, thereafter, only the Net Cash Proceeds from the issuance or incurrence of Indebtedness pursuant to Section 6.01(u) used or proposed to be used to prepay Non-Extended Funded Term Loans pursuant to Section 2.12 in excess of such amount shall constitute Specified Net Cash Proceeds, (d) all proceeds from Revolving Loans; provided that no such proceeds shall constitute Specified Net Cash Proceeds until the aggregate amount of all such proceeds used or proposed to be used to prepay Non-Extended Funded Term Loans pursuant to Section 2.12 shall exceed $750,000,000 and, thereafter, only the proceeds from Revolving Loans used or proposed to be used to prepay Non-Extended Funded Term Loans pursuant to Section 2.12 in excess of such amount shall constitute Specified Net Cash Proceeds, and (e) all Net Cash Proceeds received by Parent or any of its subsidiaries after the Amendment Effective Date from the consummation of Permitted Receivables Transactions after the Amendment Effective Date. For the avoidance of doubt, no proceeds shall constitute Specified Net Cash Proceeds to the extent received by the Borrower or any of the Subsidiaries after the first anniversary of the Amendment Effective Date.

(b) The definition of the term “Disqualified Stock” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “prior to the first anniversary of the Extended Term Loan Maturity Date” in each place they appear therein with the words “prior to the first anniversary of the Latest Term Loan Maturity Date in effect at the time such Equity Interest is issued”.

(c) The definition of the term “Incremental Term Loan Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Incremental Term Loan Amount” shall mean, at any time, the excess, if any, of (a) $1,000,000,000 over (b) the sum of (i) the aggregate amount of all Incremental Term Loan Commitments established prior to such time pursuant to Section 2.24 (whether in respect of Other Term Loans, Other Term

A Loans or otherwise) and (ii) the aggregate principal amount of Indebtedness incurred pursuant to Section 6.01(w) prior to such time; provided, however, that, to the extent the proceeds of any Incremental Term Loans or any Alternative Incremental Facility Indebtedness are used concurrently with the incurrence thereof to prepay then-outstanding Term Loans the establishment of such Incremental Term Loan Commitments or the incurrence of such Alternative Incremental Facility Indebtedness, as the case may be, shall not reduce the Incremental Term Loan Amount. Notwithstanding the foregoing, (x) if the Incremental Term Loan Amount shall have been reduced as the result of the incurrence of Alternative Incremental Facility Indebtedness that resulted in Residual Specified Net Cash Proceeds, then the Incremental Term Loan Amount shall be subsequently increased upon the prepayment of then-outstanding Term Loans by an aggregate amount equal to the aggregate principal amount so prepaid (but, in any event, not to exceed the aggregate amount of such Residual Specified Net Cash Proceeds) and (y) the aggregate amount of all Incremental Term Loan Commitments established after the Amendment Effective Date pursuant to Section 2.24 in respect of Other Term A Loans shall not exceed an amount equal to the sum of (A) $500,000,000 and (B) the aggregate principal amount of Other Term A Loans incurred after the Amendment Effective Date to the extent the proceeds of such Other Term A Loans are used concurrently with the incurrence thereof to prepay then-outstanding Other Term A Loans.”.

(d) The definition of the term “Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “pursuant to an Assignment and Acceptance” in clause (b) of such definition with the words “pursuant to an Assignment and Acceptance or a Revolving Accession Agreement”.

(e) The definition of the term “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “, any Revolving Accession Agreement, any Revolving Credit Commitment Increase Amendment” in such definition immediately prior to the words “and the promissory notes”.

(f) The definition of the term “Net Cash Proceeds” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) by replacing the words “(other than the Loans and other Obligations)” in clause (iv) of such definition with the words “(other than the Loans, other Obligations and any Other Senior Secured Debt)”; and

(ii) by replacing clause (b) of such definition in its entirety to read as follows:

“(b) with respect to any issuance or incurrence of Indebtedness (other than Indebtedness incurred pursuant to any Receivables Transaction), the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith; and (c) with respect to any sale of Receivables in a Receivables Transaction, the initial cash proceeds thereof (and any subsequent cash proceeds therefrom to the extent resulting from an increase in the Receivables Transaction Amount above the highest previous Receivables Transaction Amount balance), in each case received by the applicable originators net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith”.

(g) The definition of the term “Other Term A Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Other Term A Loans” shall mean Other Term Loans (a) which amortize at a rate per annum of not less than 5.00% in each period of four consecutive fiscal quarters commencing on or after the funding of such Other Term Loans and ending on or prior to the applicable Incremental Term Loan Maturity Date, (b) which have a weighted average life to maturity, when incurred, of five years or less and (c) 100% of the Net Cash Proceeds thereof are used concurrently with the incurrence thereof to prepay then-outstanding Term Loans pursuant to Section 2.12.”.

(h) The definition of the term “Permitted Additional Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the date “January 15, 2018” therein with the words “the date that is ninety-one (91) days after the Latest Term Loan Maturity Date in effect at the time such Indebtedness is incurred” and (ii) replacing the words “with the meaning of Section 163(i)(1) of the Code” therein with the words “within the meaning of Section 163(i)(1) of the Code”.

(i) The definition of the term “Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder (and to acquire participations in Swingline Loans and Letters of Credit as provided for herein) as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.26 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.”.

(j) Section 2.12 (Optional Prepayment) of the Credit Agreement is hereby amended as follows:

(i) by replacing the word “The” at the beginning of Section 2.12(a) with the phrase “Subject to paragraph (d) below, the”; and

(ii) by inserting the following in its entirety as a new Section 2.12(d):

“(d) If the Borrower delivers a notice of prepayment in accordance with Section 2.12(a) to prepay Non-Extended Funded Term Loans on a proposed date of prepayment that is prior to the first anniversary of the Amendment Effective Date and if and to the extent Specified Net Cash Proceeds are to be used for such prepayment, any Non-Extended Funded Term Loan Lender may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, prior to such prepayment of Non-Extended Funded Term Loans to be made by the Borrower pursuant to this Section 2.12, to decline 50% (but not less than 50%) of its pro rata share of any such prepayment to be made with Specified Net Cash Proceeds (such declined amounts, “Declined Specified Net Cash Proceeds”). Any Declined Specified Net Cash Proceeds may be applied by the Borrower, at its option, to prepay the Non-Extended Funded Term Loans held by the Non-Extended Funded Term Loan Lenders not so declining such prepayment on a pro rata basis (and such Non-Extended Funded Term Loan Lenders shall not have any right to decline any prepayment made with Declined Specified Net Cash Proceeds). Subject to procedures reasonably satisfactory to the Administrative Agent, the Borrower may request that each Non-Extended Funded Term Loan Lender make such an election in advance of the delivery by the Borrower of a notice of prepayment with respect to any prepayment to be made by the Borrower with Specified Net Cash Proceeds and at or prior to the time and in the manner specified by the Administrative Agent and such election shall be binding on such Non-Extended Funded Term Loan Lender (and any successors or assignees of such Non-Extended Funded Term Loan Lender) for the period of time specified in such request. Declined Specified Net Cash Proceeds remaining after being so applied to prepay Term Loans pursuant to this Section 2.12 are referred to as “Residual Specified Net Cash Proceeds”. Except as expressly provided for in the preceding sentence, prior to the first anniversary of the Amendment Effective Date, Residual Specified Net Cash Proceeds may not be used to prepay Non-Extended Funded Term Loans pursuant to Section 2.12.”

(k) Section 2.13(b) (Mandatory Prepayments) of the Credit Agreement is hereby amended by:

(i) deleting the words “, which such sales shall be subject to Section 2.13(e) below” in clause (i) thereof; and

(ii) replacing the proviso at the end of such section in its entirety with “provided that the Borrower may use a portion of such Net Cash Proceeds to prepay or repurchase Other Senior Secured Debt to the extent any applicable credit agreement, indenture or other agreement governing such Other Senior Secured Debt requires the Borrower to prepay or make an offer to purchase such Other Senior Secured Debt with the proceeds of such Asset Sale, in each case in an amount not to exceed the product of (A) the amount of such Net Cash Proceeds and (B) a fraction, the numerator of which is the outstanding principal amount of such Other Senior Secured Debt and the denominator of which is the sum of the outstanding principal amount of such Other Senior Secured Debt and the outstanding principal amount of Term Loans”.

(l) Section 2.13(e) (Mandatory Prepayments) of the Credit Agreement is hereby amended by replacing such section in its entirety and replacing with the words “[Intentionally Omitted].”.

(m) Section 2.13(h) (Mandatory Prepayments) of the Credit Agreement is hereby amended by replacing the words “Section 2.13(b), (c), (d) or (e), as applicable,” in the first sentence of such section with the words “Section 2.13(b), (c) or (d), as applicable,”.

(n) Section 2.23(j) (Letters of Credit) of the Credit Agreement is hereby amended by replacing the words “Pari Passu Debt” in the final sentence of such section with the words “Other Senior Secured Debt”.

(o) Section 2.24(b) (Incremental Term Loans) of the Credit Agreement is hereby amended as follows:

(i) by replacing the words “shall be no earlier than the Extended Term Loan Maturity Date” in subclause (i) of such section with the words “shall be no earlier than the Latest Term Loan Maturity Date in effect at the time the Incremental Term Loan Commitments with respect to such Other Term Loans become effective (or, in the case of Other Term Loans all of the proceeds of which will be used to repay existing Term Loans (other than Other Term A Loans), the latest maturity date of such refinanced Term Loans)”;

(ii) by replacing the words “shall be no shorter than the average life to maturity of the Extended Term Loans” in subclause (ii) of such section with the words “shall be no shorter than the average life to maturity of any other

Class of Loans (or, in the case of Other Term Loans all of the proceeds of which will be used to repay existing Term Loans (other than Other Term A Loans), the average life to maturity of such refinanced Term Loans)”;

(iii) by replacing the word “and” immediately prior to the designator “(iii)” in such section with “,”; and

(iv) by inserting the following at the end of the proviso to the second sentence of such section:

“and (iv) if the initial yield (excluding upfront or arrangement fees payable to the arranger, if any, of such loan) on any Other Term A Loans (as determined by the Administrative Agent on the same basis as the initial yield for Other Term Loans is determined pursuant to clause (iii) above) exceeds by more than 50 basis points the then-applicable yield (as determined by the Administrative Agent on the same basis as the then-applicable yield for existing Term Loans is determined pursuant to clause (iii) above) for any Class of Other Term A Loans (for any such Class of Other Term A Loans, the applicable amount of such excess above 50 basis points being referred to herein as the “TLA Yield Differential”) then the Applicable Percentage then in effect for each such Class of Other Term A Loans shall automatically be increased by the applicable TLA Yield Differential, effective upon the making of the Other Term A Loans.”.

(p) Section 2.25(c) (Loan Modification Offers; Replacement Revolving Credit Facility) of the Credit Agreement is hereby amended as follows:

(i) by replacing the word “and” immediately prior to the designator “(iv)” in such section with “,”; and

(ii) by inserting the following immediately prior to the proviso to the first sentence of such section:

“and (v) additional amendments to the terms of this Agreement applicable to the applicable Loans and/or Commitments of the Accepting Lenders that are less favorable to such Accepting Lenders than the terms of this Agreement prior to giving effect to such Permitted Amendments and that are reasonably acceptable to the Administrative Agent”.

(q) Article II of the Credit Agreement is hereby amended by adding the following as a new Section 2.26 at the end thereof:

“SECTION 2.26 Revolving Credit Commitment Increases. (a) The Borrower may from time to time, by written notice (a “Notice of Increase”) to the Administrative Agent (which shall promptly deliver a copy to each of the Revolving Credit Lenders), request that new Revolving Credit Commitments of any Class be extended or existing Revolving Credit Commitments of any Class be increased by one or more financial institutions, which may include any Revolving Credit Lender (any such financial institution, an “Increasing Revolving Credit Lender”) (any such extension or increase, a “Revolving Credit Commitment Increase”); provided that (i) the terms of the Revolving Credit Commitments under the Revolving Credit Commitment Increase shall be identical to the existing Revolving Credit Commitments of the applicable Class, except for any upfront fees paid to Increasing Revolving Credit Lenders; (ii) the aggregate amount of Revolving Credit Commitment Increases effected pursuant to this paragraph shall not exceed $250,000,000; (iii) each Revolving Credit Commitment Increase shall be in an aggregate principal amount of not less than $25,000,000, except to the extent necessary to utilize the remaining unused amount of increase permitted under this Section 2.26(a); (iv) prior to any such Revolving Credit Commitment Increase, except as otherwise specified in the applicable Revolving Accession Agreement, the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates reasonably requested by the Administrative Agent and consistent with those delivered on the Closing Date under Section 4.02 of the Original Credit Agreement and (v) at the time of each such Revolving Credit Commitment Increase request and immediately after giving effect to the effectiveness of each such Revolving Credit Commitment Increase, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received certificates to that effect dated such dates and executed by a Financial Officer of the Borrower. Such Notice of Increase shall set forth the amount of the requested Revolving Credit Commitment Increase and the date on which such Revolving Credit Commitment Increase is requested to become effective (which shall be not less than ten Business Days or more than 60 days after the date of such Notice of Increase unless otherwise agreed to by the Administrative Agent). The Borrower may arrange for one or more Revolving Credit Lenders or one or more other financial institutions to act as Increasing Revolving Credit Lenders with respect to the proposed Revolving Credit Commitment Increase; provided that each Increasing Revolving Credit Lender shall be subject to the approval of the Administrative Agent, each Issuing Bank and the Swingline Lender (which approvals shall not be unreasonably withheld, conditioned or delayed) and each Increasing Revolving Credit Lender shall become a party to this Agreement by completing and delivering to the Administrative Agent a duly executed accession agreement in a form reasonably satisfactory to the Administrative Agent and the Borrower (a “Revolving Accession Agreement”). Revolving Credit Commitment Increases shall become effective on the date specified in the Notice of Increase delivered pursuant to this paragraph (but not prior to, for any Increasing Revolving Credit Lender that is not already a Revolving Credit Lender, execution and delivery by such Increasing Revolving Credit Lender of a Revolving Accession Agreement). Upon the effectiveness of any Revolving Accession Agreement to which any Increasing Revolving Credit Lender is a party, such Increasing Revolving Credit Lender shall thereafter be deemed to be a party to this Agreement and shall be entitled to all rights, benefits and privileges, and subject to all obligations, of a Revolving Credit Lender hereunder.

(b) Each of the parties hereto hereby agrees that, upon the effectiveness of any Revolving Credit Commitment Increase, this Agreement may be amended (such amendment, a “Revolving Credit Commitment Increase Amendment”) without the consent of any Lender to the extent (but only to the extent) necessary to reflect the existence and terms of the Revolving Credit Commitment Increase evidenced thereby. Upon the effectiveness of each Revolving Credit Commitment Increase pursuant to this Section 2.26, (i) each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Increasing Revolving Credit Lender providing a portion of such Revolving Credit Commitment Increase, and each such Increasing Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to such Revolving Credit Commitment Increase and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit and Swingline Loans held by each Revolving Credit Lender (including each such Increasing Revolving Credit Lender) will equal such Lender’s Pro Rata Percentage and (ii) if, on the date of such Revolving Credit Commitment Increase, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of such Revolving Credit Commitment Increase be prepaid from the proceeds of additional Revolving Loans made hereunder (reflecting such Revolving Credit Commitment Increase), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.12. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.”.

(r) Section 3.19(a) (Security Documents) of the Credit Agreement is hereby amended by replacing the words “in each case prior and superior in right to any other person, and” in subclause (i) of such section with the words “in each case prior and superior in right to any other person (other than the rights of persons pursuant to (x) Liens permitted by Section 6.02(z) and (y) Liens permitted by Section 6.02 having priority by operation of law), and”.

(s) Section 5.13 (Proceeds of Certain Dispositions) of the Credit Agreement is hereby amended by replacing the proviso at the end of such section in its entirety with “provided that the Borrower may use a portion of such cash proceeds to prepay or repurchase Other Senior Secured Debt to the extent any applicable credit agreement, indenture or other agreement governing such Other Senior Secured Debt requires the Borrower to prepay or make an offer to purchase such Other Senior Secured Debt with such cash proceeds, in each case in an amount not to exceed the product of (A) the amount of such cash proceeds and (B) a fraction, the numerator of which is the outstanding principal amount of such Other Senior Secured Debt and the denominator of which is the sum of the outstanding principal amount of such Other Senior Secured Debt and the outstanding principal amount of Term Loans, or (ii) acquire assets in a manner that is permitted hereby, in each case in a manner that will eliminate any such requirement to make such an offer to purchase”.

(t) Section 6.01 (Indebtedness) of the Credit Agreement is hereby amended as follows:

(i) by replacing the “$750,000,000” set forth in clause (r) thereof with “$1,000,000,000”;

(ii) by replacing the “$400,000,000” set forth in clause (u) thereof with “$700,000,000”;

(iii) by deleting the word “and” at the end of clause (u) thereof;

(iv) by amending and restating clause (v) thereof in its entirety with the following:

“(x) Pari Passu Debt, provided that, either (i) at the time of incurrence of such Pari Passu Debt, and after giving effect thereto and to the use of the proceeds thereof, (A) no Default or Event of Default shall have occurred and be continuing and (B) the Secured Leverage Ratio Condition shall be satisfied or (ii) not later than the fifth Business Day following the incurrence thereof, 100% of the Net Cash Proceeds thereof are used by the Borrower to prepay Term Loans in the manner set forth in Section 2.13(g) and (y)

Permitted Additional Debt that refinances or replaces any existing Pari Passu Debt; provided that the principal amount of such Pari Passu Debt is not increased (except by an amount not to exceed (1) the amount of unpaid accrued interest and premium on the existing Pari Passu Debt so refinanced or replaced, plus (2) other reasonable amounts paid and fees and expenses incurred in connection with such refinancing or replacement); and”; and

(v) by inserting the following as a new clause (w) in such section:

“(w) (i) Alternative Incremental Facility Indebtedness; provided that (x) at the time of incurrence of such Alternative Incremental Facility Indebtedness the principal amount of such Alternative Incremental Facility Indebtedness does not exceed the Incremental Term Loan Amount and (y) either (A) at the time of incurrence of such Alternative Incremental Facility Indebtedness, and after giving effect thereto and to the use of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing or (B) 100% of the Net Cash Proceeds thereof are used within five Business Days of the incurrence thereof to prepay then-outstanding Term Loans pursuant to Section 2.12 (provided that any such Net Cash Proceeds that are Residual Specified Net Cash Proceeds may be used to prepay Term Loans within five Business Days after the first anniversary of the Amendment Effective Date); and (ii) any extensions, renewals, refinancings and replacements of Indebtedness permitted to be incurred pursuant to this Section 6.01(w) (the Indebtedness being extended, renewed, refinanced or replaced being referred to herein as the “Refinanced Indebtedness”; and the Indebtedness incurred under this subclause (ii) being referred to herein as “Permitted Refinancing Indebtedness”); provided that (x) the principal amount of the Permitted Refinancing Indebtedness is not increased (except by an amount equal to the accrued interest and premium on, or other amounts paid, and fees and expenses incurred, in connection with such extension, renewal, refinancing or replacement) and (y) the Permitted Refinancing Indebtedness complies with clauses (a) through (g) of the definition of the term “Alternative Incremental Facility Indebtedness”.”.

(u) Section 6.02(p) (Liens) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(p) Liens pursuant to Receivables Transactions incurred in accordance with Section 6.05(b), including Liens on the assets of any Securitization Subsidiary created pursuant to a Receivables Transaction and Liens incurred by the Borrower and the Subsidiaries on Receivables to secure obligations owing by them in respect of any such Receivables Transaction, provided that any Receivables not transferred to a Securitization Subsidiary in connection with such Receivables Transaction to the extent constituting intercompany indebtedness required to be pledged pursuant to the Guarantee and Collateral Agreement shall be and remain subject to the perfected first priority Lien and security interest granted to the Collateral Agent in favor of the Lenders in accordance with the Guarantee and Collateral Agreement;”.

(v) Section 6.02(z) (Liens) of the Credit Agreement is hereby amended by replacing the words “secure Pari Passu Debt Obligations and” in subclause (i) of such section with the words “secure Pari Passu Debt Obligations and/or Alternative Incremental Facility Indebtedness and”.

(w) Section 6.04(e) (Investments) of the Credit Agreement is hereby amended by inserting an additional close parenthetical immediately after the phrase “(“Health Care Associates”)”.

(x) Section 6.05(b)(ii) (Mergers, Consolidations, Sales of Assets and Acquisitions) is hereby amended and restated in its entirety to read as follows:

“a Receivables Transaction, provided that (w) the material terms and conditions and the structure of such Receivables Transaction have been approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed), (x) any Liens granted in connection with such Receivables Transaction shall comply with the terms of Section 6.02(p), (y) the aggregate Receivables Transaction Amount outstanding at any time in respect of all Receivables Transactions does not exceed $2,000,000,000 and (z) to the extent Parent or any of its subsidiaries shall receive aggregate Net Cash Proceeds in excess of $300,000,000 from the consummation of Receivables Transactions, the Borrower shall, substantially simultaneously with (and in any event not later than the fifth Business Day next following) the receipt of such Net Cash Proceeds by Parent or such subsidiary, apply an amount equal to 100% of the amount of such Net Cash Proceeds so in excess of $300,000,000 to prepay then-outstanding Indebtedness (other than Indebtedness in respect of revolving extensions of credit, except to the extent that any such prepayment is accompanied by a permanent reduction in related commitments) (any Receivables Transaction meeting all the criteria of this Section 6.05(b)(ii) being referred to herein as a “Permitted Receivables Transaction”);”.

(y) Section 6.06 (Restricted Payments; Restrictive Agreements) of the Credit Agreement is hereby amended as follows:

(i) by inserting the words “, the Borrower or any Subsidiary” immediately after the word “Parent” in clause (a)(ii) of such section; and

(ii) by replacing clause (x)(H) of the proviso to Section 6.06(b) in its entirety with “(H) imposed by any credit agreement, indenture or other agreement governing Pari Passu Debt or Alternative Incremental Facility Indebtedness, so long as such restrictions and conditions are not less favorable to the Lenders than to the holders of such Pari Passu Debt or such Alternative Incremental Facility Indebtedness, as the case may be”.

(z) Article VII (Events of Default) of the Credit Agreement is hereby amended as follows:

(i) by replacing the words “any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both)” in clause (f) thereof with the words “any other event or condition occurs that results in any Material Indebtedness (other than any Material Indebtedness of any Securitization Subsidiary) becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any grace period)”; and

(ii) by replacing the words “Pari Passu Debt” in clause (p) thereof with the words “Other Senior Secured Debt”.

(aa) Section 9.20 (Pari Passu Obligations) of the Credit Agreement is hereby amended as follows:

(i) by replacing the words “In connection with the incurrence by the Borrower or any Subsidiary of Pari Passu Debt,” in paragraph (b) of such section with the words “In connection with the incurrence by the Borrower or any Subsidiary of Pari Passu Debt and/or Alternative Incremental Facility Indebtedness,”;

(ii) by replacing the words “(A) enable any extension, renewal, refinancing, replacement or additional incurrence of any Loans or any Pari Passu Debt permitted under this Agreement” in paragraph (b) of such section with the words “(A) enable any extension, renewal, refinancing, replacement or additional incurrence of any Loans or any Pari Passu Debt and/or Alternative Incremental Facility Indebtedness permitted under this Agreement”; and

(iii) by replacing the words “(1) enable the Borrower or any Subsidiary to incur Pari Passu Debt otherwise permitted to be waived hereunder” in paragraph (d) of such section with the words “(1) enable the Borrower or any Subsidiary to incur Pari Passu Debt and/or Alternative Incremental Facility Indebtedness otherwise permitted to be incurred hereunder”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment:

(a) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Amendment Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Guarantees created under such Security Documents will continue to guarantee the Obligations to the same extent as they guaranteed the Obligations immediately prior to the Amendment Effective Date. The Liens created under such Security Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor and the Required Lenders.

(b) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement.

(c) The Administrative Agent shall have received payment from the Borrower, (a) for the account of each Non-Extended Funded Term Loan Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to 5:00 p.m., New York City time, on August 2, 2012 (the “Delivery Time”), an amendment fee in an amount equal to 0.05% of the aggregate outstanding principal amount of such Lender’s Non-Extended Funded Term Loans as of the Amendment Effective Date and (b) for the account of each Extended Term Loan Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to the Delivery Time, an amendment fee in an amount equal to 0.25% of the aggregate outstanding principal amount of such Lender’s Extended Term Loans as of the Amendment Effective Date. Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

(d) The Administrative Agent shall have received all other Fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with the transactions contemplated hereby or under any other Loan Document.

The Administrative Agent shall notify the parties hereto of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

(c) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Reaffirmation. Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Amendment), including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment, and, once delivered, may not be withdrawn or revoked unless the Amendment fails to become effective in accordance with its terms on or prior to September 30, 2012.

SECTION 9. No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 10. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ W. Larry Cash
Name: W. Larry Cash
Title: Executive Vice President and Chief Financial Officer

COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ W. Larry Cash
Name: W. Larry Cash
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Bank,

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

WELLS FARGO BANK, N.A., individually and as an Issuing Bank,

by	/s/ Monique Gasque
Name: Monique Gasque
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Abilene Hospital LLC
Abilene Merger LLC
Affinity Health Systems, LLC
Affinity Hospital, LLC
Anna Hospital Corporation
Berwick Hospital Company, LLC
Big Bend Hospital Corporation
Big Spring Hospital Corporation
Birmingham Holdings II, LLC
Birmingham Holdings, LLC
Blue Island Hospital Company, LLC
Blue Island Illinois Holdings, LLC
Bluefield Holdings, LLC
Bluefield Hospital Company, LLC
Bluffton Health System, LLC
Brownsville Hospital Corporation
Brownwood Medical Center, LLC
Bullhead City Hospital Corporation
Bullhead City Hospital Investment Corporation
Carlsbad Medical Center, LLC
Centre Hospital Corporation
CHHS Holdings, LLC
CHS Kentucky Holdings, LLC
CHS Pennsylvania Holdings, LLC
CHS Virginia Holdings, LLC
CHS Washington Holdings, LLC
Clarksville Holdings, LLC
Cleveland Hospital Corporation
Cleveland Tennessee Hospital Company, LLC
Clinton Hospital Corporation
Coatesville Hospital Corporation
College Station Medical Center, LLC
College Station Merger, LLC
Community GP Corp.
Community Health Investment Company, LLC
Community LP Corp.

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CP Hospital GP, LLC
CPLP, LLC
Crestwood Hospital LP, LLC
Crestwood Hospital, LLC
CSMC, LLC
CSRA Holdings, LLC
Deaconess Holdings, LLC
Deaconess Hospital Holdings, LLC
Deming Hospital Corporation
Desert Hospital Holdings, LLC
Detar Hospital, LLC
DHFW Holdings, LLC
DHSC, LLC
Dukes Health System, LLC
Dyersburg Hospital Corporation
Emporia Hospital Corporation
Evanston Hospital Corporation
Fallbrook Hospital Corporation
Foley Hospital Corporation
Forrest City Arkansas Hospital Company, LLC
Forrest City Hospital Corporation
Fort Payne Hospital Corporation
Frankfort Health Partner, Inc.
Franklin Hospital Corporation
Gadsden Regional Medical Center, LLC
Galesburg Hospital Corporation
Granbury Hospital Corporation
Granite City Hospital Corporation
Granite City Illinois Hospital Company, LLC
Greenville Hospital Corporation
GRMC Holdings, LLC
Hallmark Healthcare Company, LLC
Hobbs Medco, LLC
Hospital of Barstow, Inc.
Hospital of Fulton, Inc.
Hospital of Louisa, Inc.
Hospital of Morristown, Inc.

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Jackson Hospital Corporation
Jackson Hospital Corporation
Jourdanton Hospital Corporation
Kay County Hospital Corporation
Kay County Oklahoma Hospital Company, LLC
Kirksville Hospital Company, LLC
Lakeway Hospital Corporation
Lancaster Hospital Corporation
Las Cruces Medical Center, LLC
Lea Regional Hospital, LLC
Lexington Hospital Corporation
Longview Clinic Operations Company, LLC
Longview Merger, LLC
LRH, LLC
Lutheran Health Network of Indiana, LLC
Marion Hospital Corporation
Martin Hospital Corporation
Massillon Health Community System, LLC
Massillon Health System, LLC
Massillon Holdings, LLC
McKenzie Tennessee Hospital Company, LLC
McNairy Hospital Corporation
MCSA, L.L.C.
Medical Center of Brownwood, LLC
Merger Legacy Holdings, LLC
MMC of Nevada, LLC
Moberly Hospital Company, LLC
MWMC Holdings, LLC
Naticoke Hospital Company, LLC
National Healthcare of Leesville, Inc.
National Healthcare of Mt. Vernon, Inc.
National Healthcare of Newport, Inc.
Navarro Regional, LLC
NC-DSH, LLC

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Northampton Hospital Company, LLC
Northwest Hospital, LLC
NOV Holdings, LLC
NRH, LLC
Oak Hill Hospital Corporation
Oro Valley Hospital, LLC
Palmer-Wasilla Health System, LLC
Payson Hospital Corporation
Peckville Hospital Company, LLC
Pennsylvania Hospital Company, LLC
Phillips Hospital Corporation
Phoenixville Hospital Company, LLC
Pottstown Hospital Company, LLC
QHG Georgia Holdings II, LLC
QHG Georgia Holdings, Inc.
QHG of Bluffton Company, LLC
QHG of Clinton County, Inc.
QHG of Enterprise, Inc.
QHG of Forrest County, Inc.
QHG of Fort Wayne Company, LLC
QHG of Hattiesburg, Inc.
QHG of Massillon, Inc.
QHG of South Carolina, Inc.
QHG of Spartanburg, Inc.
QHG of Springdale, Inc.
QHG of Warsaw Company, LLC
Quorum Health Resources, LLC
Red Bud Hospital Corporation
Red Bud Illinois Hospital Company, LLC
Regional Hospital of Longview, LLC
River Region Medical Corporation
Roswell Hospital Corporation
Ruston Hospital Corporation
Ruston Louisiana Hospital Company, LLC
SACMC, LLC
Salem Hospital Corporation
San Angelo Community Medical Center, LLC

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

San Angelo Medical, LLC
San Miguel Hospital Corporation
Scranton Holdings, LLC
Scranton Hospital Company, LLC
Scranton Quincy Holdings, LLC
Scranton Quincy Hospital Company, LLC
Shelbyville Hospital Corporation
Siloam Springs Arkansas Hospital Company, LLC
Siloam Springs Holdings, LLC
Southern Texas Medical Center, LLC
Spokane Valley Washington Hospital Company, LLC
Spokane Washington Hospital Company, LLC
Tennyson Holdings, LLC
Tomball Texas Holdings, LLC
Tomball Texas Hospital Company, LLC
Tooele Hospital Corporation
Triad Health Care Corporation
Triad Holdings III, LLC
Triad Holdings IV, LLC
Triad Holdings V, LLC
Triad Nevada Holdings, LLC
Triad of Alabama, LLC
Triad of Oregon, LLC
Triad-ARMC, LLC
Triad-El Dorado, Inc.
Triad-Navarro Regional Hospital Subsidiary, LLC
Tunhannock Hospital Company, LLC
VHC Medical, LLC
Vicksburg Healthcare, LLC
Victoria Hospital, LLC
Virginia Hospital Company, LLC
Warren Ohio Hospital Company, LLC
Warren Ohio Rehab Hospital Company, LLC

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Watsonville Hospital Corporation
Waukegan Hospital Corporation
Waukegan Illinois Hospital Company, LLC
Weatherford Hospital Corporation
Weatherford Texas Hospital Company, LLC
Webb Hospital Corporation
Webb Hospital Holdings, LLC
Wesley Health System, LLC
West Grove Hospital Company, LLC
WHMC, LLC
Wilkes-Barre Behavioral Hospital Company, LLC
Wilkes-Barre Holdings, LLC
Wilkes-Barre Hospital Company, LLC
Williamston Hospital Corporation
Women & Children’s Hospital, LLC
Woodland Heights Medical Center, LLC
Woodward Health System, LLC
Youngstown Ohio Hospital Company, LLC

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Brownwood Hospital, L.P. By: Brownwood Medical Center, LLC Its: General Partner

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

College Station Hospital, L.P. By: College Station Medical Center, LLC Its: General Partner

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

Longview Medical Center, L.P. By: Regional Hospital of Longview, LLC Its: General Partner

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

Navarro Hospital, L.P. By: Navarro Regional, LLC Its: General Partner

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

QHG Georgia, LP By: QHG Georgia Holdings II, LLC Its: General Partner

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

Victoria of Texas, L.P. By: Detar Hospital, LLC Its: General Partner

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1

TO CREDIT AGREEMENT OF

CHS/COMMUNITY HEALTH SYSTEMS, INC.

Name of Lender:

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]